Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Dollars in Millions, except EPS)
(Unaudited)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Net sales	2,975					2,551	2,818	2,574	2,650	10,594	17%

Cost of sales 1/	937					893	1,004	885	915	3,697	5%

Gross profit	2,038					1,658	1,814	1,689	1,735	6,897	23%

Selling, general and administrative	1,213					1,086	1,224	1,158	1,250	4,718	12%
Research and development 2/	707					481	539	536	631	2,188	47%
Other income, net	(48)					(34)	(19)	(37)	(46)	(135)	41%
Special and acquisition related charges 3/	1					—	80	10	12	102	*
Equity income from cholesterol joint venture	(487)					(311)	(355)	(390)	(403)	(1,459)	56%

Income before income taxes	652					436	345	412	291	1,483	50%

Income tax expense 4/	87					86	86	103	87	362	*

Net income before cumulative effect of a change in accounting principle	565					350	259	309	204	1,121	61%

Cumulative effect of a change in accounting principle, net of tax	—					(22)	—	—	—	(22)	*

Net income	565					372	259	309	204	1,143	52%

Preferred stock dividends	22					22	22	22	22	86	*
Net income available to common shareholders	543					350	237	287	182	1,057	55%

Diluted earnings per common share:
Earnings available to common shareholders before cumulative effect of a change in accounting principle 5/	0.36					0.22	0.16	0.19	0.12	0.69
Cumulative effect of a change in accounting principle, net of tax	—					0.02	—	—	—	0.02

Diluted earnings per common share 5/	0.36					0.24	0.16	0.19	0.12	0.71

Avg. shares outstanding — diluted	1,571					1,486	1,489	1,492	1,497	1,491
Actual shares outstanding	1,489					1,481	1,481	1,483	1,487	1,487

Ratios to net sales

Net sales	100.0%					100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales	31.5%					35.0%	35.6%	34.4%	34.5%	34.9%

Gross margin	68.5%					65.0%	64.4%	65.6%	65.5%	65.1%

Selling, general and administrative	40.8%					42.6%	43.4%	45.0%	47.2%	44.5%

Research and development	23.8%					18.8%	19.1%	20.8%	23.8%	20.6%

Income before income taxes	21.9%					17.1%	12.2%	16.0%	11.0%	14.0%

Net income	19.0%					14.6%	9.2%	12.0%	7.7%	10.8%

*	Not a meaningful percentage

Note: The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/	Cost of sales for the twelve months ended December 31, 2006 included $146 million of inventory write-offs, accelerated depreciation and other charges related to the manufacturing changes.

2/	Research and development for the three months ended March 31, 2007 included $96 million related to upfront payments made for the licensing of three products. Included in research and development for the twelve months ended December 31, 2006 is $15 million for the licensing of an OTC version of ZEGERID for heartburn.

3/	For the three months ended March 31, 2007, special and acquisition related charges comprised of charges related to the integration of Organon BioSciences of $1 million. Special and acquisition related charges of $102 million for the twelve months ended December 31, 2006 include severance and fixed asset write-offs related to the manufacturing changes.

4/	Tax expense for all periods presented primarily relates to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses.

5/	Diluted earnings per common share for the three month period ended March 31, 2007 is calculated based on net income of $565 million and average diluted shares outstanding of 1,571. The increase in average diluted shares outstanding in 2007 is due to the preferred shares being dilutive for the first three months of 2007 under accounting rules. The preferred shares were not dilutive in 2006.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Cholesterol Joint Venture:	1,150					778	958	1,010	1,082	3,829	48%
U.S.	897					634	784	820	852	3,091	41%
International	253					144	174	190	230	738	76%

50% of Cholesterol Joint Venture:	575					389	479	505	541	1,915	48%

Prescription Pharma:	2,398					2,032	2,230	2,087	2,211	8,561	18%
U.S.	802					656	718	733	800	2,908	22%
International	1,596					1,376	1,512	1,354	1,411	5,653	16%

Consumer Health Care	345					311	349	259	205	1,123	11%

Animal Health:	232					208	239	228	234	910	12%
U.S.	58					57	62	72	50	240	3%
International	174					151	177	156	184	670	15%

Consolidated GAAP Net Sales:	2,975					2,551	2,818	2,574	2,650	10,594	17%

U.S.	1,179					999	1,103	1,047	1,043	4,192	18%
International	1,796					1,552	1,715	1,527	1,607	6,402	16%

Adjusted Net Sales:	3,550					2,940	3,297	3,079	3,191	12,509	21%
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Global Zetia: 1/	544					415	474	501	535	1,925	31%
U.S.	408					315	363	389	405	1,472	29%
International	136					100	111	112	130	453	37%

Global Vytorin: 1/	616					371	491	517	554	1,933	66%
U.S.	489					319	421	431	448	1,619	53%
International	127					52	70	86	106	314	144%

Global Cholesterol: 1/	1,160					786	965	1,018	1,089	3,858	48%
U.S.	897					634	784	820	852	3,091	41%
International	263					152	181	198	237	767	74%

1/	Substantially all sales of cholesterol products are not included in the Company’s net sales. Global sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America. In the first quarter of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $10 million and $8 million, respectively.
The results of the operation of the joint venture are reflected in equity income. As a result, the Company’s gross margin and ratios of selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the impact of the cholesterol joint venture’s operating results.
The company utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of net income/(loss) based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 of annual ZETIA sales. Above $300 of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either partner’s share of the joint venture’s net income/(loss) is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2007	2006		2007	2006		2007	2006
	1st	1st	1st Qtr	1st	1st	1st Qtr	1st	1st	1st Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$1st Qtr	$		$1st Qtr	$		$1st Qtr
Prescription Pharm:	2,398	2,032	18%	802	656	22%	1,596	1,376	16%

Remicade	373	278	34%	—	—	—	373	278	34%
Nasonex	284	229	24%	177	144	23%	107	85	26%
PegIntron	217	196	10%	49	43	13%	168	153	10%
Clarinex / Aerius	204	160	28%	91	70	31%	113	90	26%
Temodar	196	163	20%	74	67	10%	122	96	27%
Avelox	115	80	43%	115	80	43%	—	—	—
Claritin Rx	112	101	11%	—	—	—	112	101	11%
Integrilin	84	80	6%	80	76	5%	4	4	-
Rebetol	71	78	(8%)	—	2	—	71	76	(7%)
Caelyx	62	51	21%	—	—	—	62	51	21%
Intron A	60	60	—	31	30	5%	29	30	(4%)
Subutex / Suboxone	56	48	17%	—	—	—	56	48	17%
Proventil / Albuterol cfc	53	41	31%	53	41	31%	—	—	-
Asmanex	43	20	116%	40	18	127%	3	2	23%
Elocon	36	34	4%	—	—	—	36	34	7%
Foradil	26	21	25%	25	20	27%	1	1	—
Noxafil	16	2	N/M	6	—	N/M	10	2	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Global Prescription Pharm:	2,398					2,032	2,230	2,087	2,211	8,561	18%

Remicade	373					278	307	317	337	1,240	34%
Nasonex	284					229	242	221	253	944	24%
PegIntron	217					196	226	206	208	837	10%
Clarinex / Aerius	204					160	226	171	164	722	28%
Temodar	196					163	171	179	189	703	20%
Avelox	115					80	58	63	103	304	43%
Claritin Rx	112					101	104	74	78	356	11%
Integrilin	84					80	82	82	85	329	6%
Rebetol	71					78	86	72	75	311	(8%)
Caelyx	62					51	53	52	49	206	21%
Intron A	60					60	64	57	57	237	—
Subutex / Suboxone	56					48	53	51	51	203	17%
Proventil / Albuterol cfc	53					41	63	45	55	203	31%
Asmanex	43					20	20	28	36	103	116%
Elocon	36					34	38	36	33	141	4%
Foradil	26					21	23	22	28	94	25%
Noxafil	16					2	3	6	10	19	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Total U.S. Pharm:	802					656	718	733	800	2,908	22%

Nasonex	177					144	144	153	171	611	23%
PegIntron	49					43	57	51	49	201	13%
Clarinex / Aerius	91					70	97	98	94	358	31%
Temodar	74					67	72	72	74	286	10%
Avelox	115					80	58	63	103	304	43%
Integrilin	80					76	78	78	81	312	5%
Intron A	31					30	33	28	29	120	5%
Proventil / Albuterol cfc	53					41	63	45	55	203	31%
Asmanex	40					18	18	26	33	94	127%
Elocon	—					—	1	1	1	3	—
Foradil	25					20	22	22	27	91	27%
Noxafil	6					—	—	2	3	4	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Total International Pharm:	1,596					1,376	1,512	1,354	1,411	5,653	16%

Remicade	373					278	307	317	337	1,240	34%
Nasonex	107					85	98	68	82	333	26%
PegIntron	168					153	169	155	159	636	10%
Clarinex / Aerius	113					90	129	73	70	364	26%
Temodar	122					96	99	107	115	417	27%
Claritin RX	112					101	104	74	78	356	11%
Integrilin	4					4	4	4	4	17	—
Rebetol	71					76	84	72	73	306	(7%)
Caelyx	62					51	53	52	49	206	21%
Intron A	29					30	31	29	28	117	(4%)
Subutex / Suboxone	56					48	53	51	51	203	17%
Asmanex	3					2	2	2	3	9	23%
Elocon	36					34	37	35	32	138	7%
Noxafil	10					2	3	4	7	15	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Consumer Health Care:	345					311	349	259	205	1,123	11%

OTC:	177					153	149	138	118	558	16%
OTC Claritin	127					111	111	95	72	390	15%
Other OTC	50					42	38	43	46	168	19%
Foot Care	78					83	96	92	73	343	(6%)
Sun Care	90					75	104	29	14	222	20%
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$
Geographic net sales

U.S.	1,179					999	1,103	1,047	1,043	4,192
Europe and Canada	1,215					1,046	1,206	1,044	1,107	4,403
Latin America	311					260	248	233	249	990
Asia Pacific	270					246	261	250	251	1,009

Consolidated net sales	2,975					2,551	2,818	2,574	2,650	10,594

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$
Other income, net
Interest income	(82)					(68)	(69)	(77)	(83)	(297)
Interest expense	37					46	45	40	41	172
Gain on fair value of foreign currency option	(3)					—	—	—	—	—
Foreign exchange losses/(gains)	—					—	5	—	(4)	2
Other (income)/expense	—					(12)	—	—	—	(12)

Total — Other income, net	(48)					(34)	(19)	(37)	(46)	(135)

All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450
Robyn Brown	908-298-7417